EXHIBIT 10.4

Execution Version

INTERCREDITOR AGREEMENT

INTERCREDITOR AGREEMENT (this “Agreement”) dated as of March 19, 2012, by and among Wilmington Trust, National Association, as collateral agent under the Runoff Security Agreement (as defined below) (in such capacity, the "Collateral Agent"), Wilmington Trust, National Association, as trustee under the Initial First Lien Indenture (as defined below) (in such capacity, the "First Lien Trustee"), Law Debenture Trust Company of New York, as trustee under the Initial Second Lien Indenture (as defined below) (in such capacity, the "Second Lien Trustee"), and U.S. Bank National Association, as administrative agent under the Initial Credit Agreement (as defined below) (in such capacity, the "Credit Agreement Agent").

A.  WMI Holdings Corp., a Washington corporation (“WMI” or "Issuer"), as issuer, and the First Lien Trustee are party to the Senior First Lien Notes Indenture, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement, the “Initial First Lien Indenture”) pursuant to which WMI will issue certain notes to the First Lien Noteholders (as defined below).

B.  WMI, as issuer, and the Second Lien Trustee are party to the Senior Second Lien Notes Indenture, dated as of the date hereof (as amended, amended or restated, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement, the “Initial Second Lien Indenture”) pursuant to which WMI will issue certain notes to the Second Lien Noteholders (as defined below);

C.  WMI, as borrower, each subsidiary of WMI party thereto, the lenders party thereto (together with their successors and assigns, the “Credit Agreement Lenders”), and the Credit Agreement Agent are party to the Financing Agreement, dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms of this Agreement, the “Initial Credit Agreement”) pursuant to which the Credit Agreement Lenders have agreed to make loans to the Issuer in its capacity as borrower thereunder on the terms and conditions contained therein.

D.  The Issuer and the other Obligors (as defined herein) have granted to the Collateral Agent separate Liens (as defined below) on the Collateral (as defined below), for the benefit of the First Lien Creditors (as defined below), the Second Lien Creditors (as defined below) and the Third Lien Creditors (as defined below) and have also provided to the First Lien Creditors and the Second Lien Creditors certain rights of recourse to the Issuer and certain of the Obligors, as more particularly described in the First Lien Documents (as defined below) and the Second Lien Documents (as defined below).

E.  The First Lien Trustee, on behalf of the First Lien Creditors, the Second Lien Trustee, on behalf of the Second Lien Creditors, the Credit Agreement Agent, on behalf of the Third Lien Creditors, and the Collateral Agent wish to set forth their agreement as to certain of their respective rights and remedies, and the priority, protection and enforcement thereof, with respect to the Collateral and the Issuer and other Obligors.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

Section 1. Definitions.

1.1 General Terms.  Capitalized terms used but not defined herein shall have the respective meanings set forth in the Initial First Lien Indenture as in effect on the date of this Agreement.  As used in this Agreement, the following terms shall have the respective meanings indicated below, such meanings to be applicable equally to both the singular and the plural forms of the terms defined:

“Agreement” shall have the meaning set forth in the preamble hereof.

“Bankruptcy Code” means the provisions of Title 11 of the United States Code, 11 U.S.C. §§101 et seq. or Chapter 431, Article 15 of the Hawaii Code.

“Bankruptcy Law” means the Bankruptcy Code and any other federal, state or foreign bankruptcy, insolvency, reorganization or other law affecting creditors’ rights.

“Business Day” means any day of the year that is not a Saturday, a Sunday or a day on which banks are required or authorized to close in the State of New York, the place of payment or the State of Washington.

“Collateral” means all of the Obligors' rights and interests in the following, whether now owned or hereafter acquired:  (i) the Collateral Account and all funds and assets held therein or credited thereto, (ii) the Trustee Fee Account and all funds and assets held therein or credited thereto, (iii) all Runoff Proceeds held by the Trusts, (iv) all Runoff Proceeds held by WMMRC (to the extent permitted by the applicable Governmental Authority), (v) all Runoff Proceeds held by the Protected Cell (to the extent permitted by the applicable Governmental Authority), (vi) all Runoff Proceeds received by the Issuer, (vii) all rights of the Issuer to receive dividends or distributions in respect of the Runoff Proceeds, (viii) the Capital Stock of WMMRC owned or held by the Issuer (to the extent permitted by the applicable Governmental Authority), (ix) the Capital Stock in the Protected Cell owned or held by the Issuer (to the extent permitted by the applicable Governmental Authority), (x) the excess assets of the Protected Cell (to the extent permitted by the applicable Governmental Authority) and (xi) all proceeds of the foregoing.  For the avoidance of doubt, the term "Collateral" does not include any property or assets of the Issuer or other Obligors constituting Credit Agreement Separate Collateral.

"Collateral Agent" means Wilmington Trust, National Association, in its capacity as collateral agent under the Runoff Security Agreement, and its permitted successors and assigns in such capacity.

“Collateral Enforcement Action” means (a) any exercise or enforcement of remedial rights with respect to Collateral (whether through a judicial proceeding or otherwise, including any exercise of any right or remedy with respect to Collateral under any of the applicable Documents or law), including any action to foreclose on the Lien of such Person in any Collateral, any exercise of any right or remedy with respect to Collateral, taking of possession or control of or selling (whether publicly or privately) or otherwise realizing upon any Collateral, any action taken to receive a transfer of any Collateral in satisfaction of any Obligations secured thereby or to exercise any other rights or remedies with respect to any Collateral, including any exercise of any right of setoff or recoupment with respect to Collateral, and any Disposition after the occurrence of an Event of Default of any Collateral by an Obligor with the consent of, or at the direction of, a Secured Creditor, any notification to account debtors or notification to depositary banks under deposit account control agreements, and/or (b) the exercise of voting rights in respect of equity interests comprising Collateral or the commencement by any Secured Creditor of any legal proceedings or other actions against or with respect to any Obligor or all or any portion of the Collateral to facilitate any of the actions described in clause (a) above, including the commencement of any Insolvency Proceeding; provided that "Collateral Enforcement Action" shall not include any Specific Performance Action or any Recourse Action; and provided, further, that, for the avoidance of doubt, "Collateral Enforcement Action" shall not include any action taken by any Third Lien Creditor (whether pursuant to the Third Lien Documents, applicable law, or otherwise) (i) to collect the Third Lien Obligations or enforce any right or remedy with respect to the Third Lien Obligations, except to the extent that such action is against the Collateral or (ii) in respect of the Credit Agreement Separate Collateral.

“Credit Agreement Agent” means U.S. Bank National Association, in its capacity as administrative agent for the Third Lien Creditors under the Third Lien Documents, and its successors and assigns in such capacity (including one or more other agents or similar contractual representatives for one or more lenders that at any time succeed to or Refinance any or all of the Third Lien Obligations at any time and from time to time not in violation of this Agreement).

“Credit Agreement” means (a) the Initial Credit Agreement and (b) each loan or credit agreement evidencing any replacement, substitution, renewal, or Refinancing in whole or in part of the Obligations under the Initial Credit Agreement, in each case as the same may from time to time be amended, amended and restated, supplemented, modified, replaced, substituted, or renewed in accordance with the terms of this Agreement.

"Credit Agreement Separate Collateral" means all assets and properties of the Issuer and the other Obligors in which the Credit Agreement Agent for the benefit of the Third Lien Creditors may have been granted a Lien pursuant to the Third Lien Documents to secure the Third Lien Obligations, other than the property and assets expressly described in the first sentence of the definition of "Collateral".

“Credit Agreement Lenders” shall have the meaning set forth in the recitals hereto.

“Disposition” means any sale, lease, exchange, transfer or other disposition, and “Dispose” and “Disposed of” shall have correlative meanings.

“Documents” means the First Lien Documents, the Second Lien Documents and the Third Lien Documents, or any of them, as applicable.

“Event of Default” means each “Event of Default” or similar term, as such term is defined in any First Lien Document, any Second Lien Document or any Third Lien Document, as applicable.

“First Lien Avoidance” shall have the meaning set forth in Section 5.4(a).

“First Lien Creditors” means the First Lien Trustee, the First Lien Noteholders and the other Persons from time to time holding First Lien Obligations.

“First Lien Documents” means the First Lien Indenture, the First Lien Notes, the Runoff Security Agreement and all other Security Documents (as such term is defined in the First Lien Indenture) and all other agreements, documents and instruments at any time executed and/or delivered by any Obligor or any other Person with, to or in favor of the First Lien Trustee or any other First Lien Creditor in connection therewith or related thereto, including such documents evidencing successive Refinancings of the First Lien Obligations in each case, as amended, amended and restated, supplemented, modified, replaced, substituted or renewed from time to time in accordance with the terms of this Agreement.

“First Lien Indenture” means (a) the Initial First Lien Indenture and (b) each indenture or loan agreement evidencing any replacement, substitution, renewal, or Refinancing in whole or in part of the Obligations under the First Lien Indenture, in each case as amended, amended and restated, supplemented, modified, replaced, substituted or renewed from time to time in accordance with the terms of this Agreement.

“First Lien Indenture Waterfall” means the order of payments set forth in Section 4.02(b) of the First Lien Indenture.

“First Lien Noteholders” means any holder of the First Lien Notes together with their successors and assigns.

“First Lien Notes” means the notes issued or loans borrowed and outstanding under the First Lien Documents and any notes or loans that may be subsequently issued or borrowed in exchange therefor pursuant to the First Lien Documents, including in connection with successive Refinancings of the First Lien Obligations.

“First Lien Obligations” means all obligations, liabilities and indebtedness of every kind, nature and description owing by one or more of the Obligors to one or more of the First Lien Creditors evidenced by or arising under one or more of the First Lien Documents (including the First Lien Notes), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, including principal, interest, charges, fees, costs, indemnities and reasonable expenses, however evidenced, and whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the First Lien Indenture and whether arising before, during or after the commencement of any Insolvency Proceeding with respect to one or more of the Obligors (and including the payment of any principal, interest, fees, cost, expenses and other amounts (including default rate interest) which would accrue and become due but for the commencement of such Insolvency Proceeding whether or not such amounts are allowed or allowable in whole or in part in any such Insolvency Proceeding).

“First Lien Termination Date” means the date on which all First Lien Obligations have been Paid in Full.

“First Lien Trustee” means Wilmington Trust, National Association, in its capacity as trustee for the First Lien Creditors under the First Lien Documents, and its permitted successors and assigns in such capacity (including one or more other trustees or similar contractual representatives for one or more lenders or note holders that at any time succeed to or Refinance any or all of the First Lien Obligations at any time and from time to time not in violation of this Agreement).

“Initial Credit Agreement” shall have the meaning set forth in the recitals hereto.

 “Initial First Lien Indenture” shall have the meaning set forth in the recitals hereto.

“Initial Second Lien Indenture” shall have the meaning set forth in the recitals hereto.

 “Insolvency Proceeding” means, as to any Obligor, any of the following, whether voluntary or involuntary:  (a) any case or proceeding with respect to such Person under the Bankruptcy Code or any other Bankruptcy Law or any other or similar proceedings seeking any stay, reorganization, arrangement, composition or readjustment of the obligations and indebtedness of such Obligor, (b) any proceeding seeking the appointment of any trustee, receiver, liquidator, custodian or other insolvency official with similar powers with respect to such Obligor or any of its assets, (c) any proceeding for liquidation, dissolution or other winding up of the business of such Obligor or (d) any assignment for the benefit of creditors or any marshalling of assets of such Obligor.

“Issuer” shall have the meaning set forth in the recitals hereof.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, assignment, charge, deposit arrangement, encumbrance, easement, lien (statutory or otherwise), security interest or other security arrangement and any other preference, priority or preferential arrangement of any kind or nature whatsoever, including any conditional sale contract or other title retention arrangement, the interest of a lessor under a capital lease and any synthetic or other financing lease having substantially the same economic effect as any of the foregoing.

“Maximum First Lien Amount” means as of any date of determination, an amount equal to (a) the aggregate principal amount of initial First Lien Notes issued under the Initial First Lien Indenture, but in any event not greater than the sum of (i) $110,000,000 plus (ii) the amount of any reasonable and customary premiums paid and fees and expenses incurred in connection with a Refinancing of the First Lien Notes, minus (b) the sum of all principal payments of such initial First Lien Notes after the date hereof other than in connection with a

Refinancing thereof, plus (c) interest, premiums, fees, costs, expenses, indemnities and other amounts payable pursuant to the terms of the First Lien Documents, whether or not the same are added to the principal amount of the First Lien Obligations (including interest payable by issuance of additional Notes and capitalized interest) and including any interest as would accrue and become due but for the commencement of an Insolvency Proceeding, whether or not such amounts are allowed or allowable in whole or in part in any such Insolvency Proceeding.

“New First Lien Documents” shall have the meaning set forth in Section 4.4(a).

“New First Lien Obligations” shall have the meaning set forth in Section 4.4(a).

“New First Lien Trustee” shall have the meaning set forth in Section 4.4(a).

“New Second Lien Documents” shall have the meaning set forth in Section 4.4(b).

“New Second Lien Obligations” shall have the meaning set forth in Section 4.4(b).

“New Second Lien Trustee” shall have the meaning set forth in Section 4.4(b).

“New Third Lien Agent” shall have the meaning set forth in Section 4.4(c).

“New Third Lien Documents” shall have the meaning set forth in Section 4.4(c).

“New Third Lien Obligations” shall have the meaning set forth in Section 4.4(c).

"Notes" means the First Lien Notes and the Second Lien Notes

“Obligations” means the First Lien Obligations, the Second Lien Obligations and the Third Lien Obligations, or any of them, as applicable.

“Obligor” means the Issuer and each other Person liable on or in respect of the Obligations or that has granted a Lien on any property or assets as Collateral, together with such Person’s successors and assigns, including a receiver, trustee or debtor-in-possession on behalf of such Person.

“Paid in Full” or “Payment in Full” means, with respect to any Obligations, that: (a) all of such Obligations (other than contingent indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time) have been indefeasibly paid in full in cash or otherwise satisfied, as such satisfaction is determined by the applicable Representative in accordance with the applicable Documents, and (b) no Person has any further right to obtain any loans, advances or other extensions of credit under the documents relating to such Obligations.

“Person” means an individual, partnership, corporation (including a business trust and a public benefit corporation), joint stock company, estate, association, firm, enterprise, trust,

limited liability company, unincorporated association, joint venture, governmental authority or any other entity or regulatory body.

“Protected Cell” means a protected cell established by WMI in connection with the Insurance Book Closing upon the receipt of approval of the applicable Governmental Authority and maintained pursuant to § 431:19-303 of Title 24 of the Hawaii Insurance Code, in conformance with all applicable Requirements of Law.

“Recourse Action" means the commencement by any First Lien Creditor or Second Lien Creditor of any legal proceedings, or the taking of any other action against or with respect to the Issuer or the Owner or any of such Person’s property or assets, to enforce any right of recourse against the Issuer or the Owner or their property or assets pursuant to Section 7.16 of the First Lien Indenture or Section 7.16 of the Second Lien Indenture, and the corresponding provisions of the First Lien Notes or Second Lien Notes, as applicable, or any successor provision of any other First Lien Document or Second Lien Document, but shall not include any of the actions listed in clauses (a) and (b) of the definition of Collateral Enforcement Action.

“Recourse Proceeds” means any payment, distribution or collection of cash, property, securities, or otherwise received or realized as a result of or in connection with any Recourse Action.

“Refinance”, “Refinancings” and “Refinanced” means, in respect of any Obligations, to issue or incur other indebtedness in exchange for or to refinance, refund, redeem, renew, replace, defease, or discharge such Obligations, in whole or in part.

“Release Documentation” shall have the meaning set forth in Section 2.9.

“Release Event” means the Disposition of any Collateral as a result of any Collateral Enforcement Action by the First Lien Creditors (or, after the First Lien Termination Date, by the Second Lien Creditors), including a Disposition conducted by any Obligor with the consent of the First Lien Trustee (or, after the First Lien Termination Date, by the Second Lien Trustee) or, after the occurrence and during the continuance of an Insolvency Proceeding by or against any Obligor, the entry of an order of any bankruptcy court pursuant to Section 363 of the Bankruptcy Code authorizing the sale of all or any portion of the Collateral.

"Representative" means the First Lien Trustee, the Second Lien Trustee or the Credit Agreement Agent, as applicable.

"Runoff Proceeds Distributions" shall have the meaning ascribed to it in the First Lien Indenture or the Second Lien Indenture.

"Runoff Security Agreement" means the Pledge and Security Agreement, dated as of March 19, 2012, by and among the Issuer, the First Lien Trustee, the Second Lien Trustee, the Credit Agreement Agent, and the Collateral Agent, and any other security agreement providing for Liens on the Collateral entered into in connection with any Refinancing of the First Lien Obligations, the Second Lien Obligations or the Third Lien Obligations, in each case as the same may be amended, restated, amended and restated, renewed, replaced, supplemented or otherwise modified from time to time.

“Second Lien Avoidance” shall have the meaning set forth in Section 5.4(b).

“Second Lien Creditors” means the Second Lien Trustee, the Second Lien Noteholders and the other Persons from time to time holding Second Lien Obligations.

“Second Lien Default” means any “Event of Default” under the Second Lien Documents.

“Second Lien Default Notice” means with respect to any Second Lien Default, a written notice from the Second Lien Trustee to the First Lien Trustee and the Collateral Agent, with a copy to the Obligors, indicating that such Second Lien Default has occurred and describing such Second Lien Default in reasonable detail.

“Second Lien Disposition Notice” shall have the meaning set forth in Section 2.10(a).

“Second Lien Documents” means the Second Lien Indenture, the Second Lien Notes, the Runoff Security Agreement and all other Security Documents (as such term is defined in the Second Lien Indenture) and all other agreements, documents and instruments at any time executed and/or delivered by any Obligor or any other Person with, to or in favor of the Second Lien Trustee or any Second Lien Creditor in connection therewith or related thereto, including such documents evidencing successive Refinancings of the Second Lien Obligations in each case, as amended, amended and restated, supplemented, modified, replaced, substituted or renewed from time to time in accordance with the terms of this Agreement.

“Second Lien Indenture” means (a) the Initial Second Lien Indenture and (b) each indenture or loan agreement evidencing any replacement, substitution, renewal, or Refinancing of the Obligations under the Second Lien Indenture, in each case as amended, amended and restated, supplemented, modified, replaced, substituted or renewed from time to time in accordance with the terms of this Agreement.

“Second Lien Indenture Waterfall” means the order of payments set forth in Section 4.02(b) of the Second Lien Indenture.

“Second Lien Noteholders” means any holder of the Second Lien Notes together with their successors and assigns.

“Second Lien Notes” means the notes issued or loans borrowed and outstanding under the Second Lien Documents and any notes or loans that may be subsequently issued or borrowed in exchange therefor pursuant to the Second Lien Documents, including in connection with successive Refinancings of the Second Lien Obligations.

“Second Lien Obligations” means all obligations, liabilities and indebtedness of every kind, nature and description owing by one or more Obligors to one or more of the Second Lien Creditors evidenced by or arising under one or more of the Second Lien Documents

(including the Second Lien Notes), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, including principal, interest, charges, fees, costs, indemnities and reasonable expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Second Lien Indenture and whether arising before, during or after the commencement of any Insolvency Proceeding with respect to any Obligor (and including the payment of any principal, interest, fees, cost, expenses and other amounts (including default rate interest)  which would accrue and become due but for the commencement of such Insolvency Proceeding, whether or not such amounts are allowed or allowable in whole or in part in any such Insolvency Proceeding).

“Second Lien Standstill Period” means the period commencing on the date of a Second Lien Default and ending upon the date which is the earliest of (a) commencement of an Insolvency Proceeding, (b) the expiration of 90 days after the First Lien Trustee has received a Second Lien Default Notice with respect to such Second Lien Default that has occurred and is continuing under the Second Lien Indenture, and (c) the First Lien Termination Date.

“Second Lien Termination Date” means the date on which all Second Lien Obligations have been Paid in Full.

“Second Lien Trustee” means Law Debenture Trust Company of New York, in its capacity as trustee for the Second Lien Creditors under the Second Lien Documents, and its permitted successors and assigns in such capacity (including one or more other trustees or similar contractual representatives for one or more lenders or note holders that at any time succeed to or Refinance any or all of the Second Lien Obligations at any time and from time to time not in violation of this Agreement).

“Secured Creditors” means the First Lien Creditors, the Second Lien Creditors and the Third Lien Creditors, or any of them, as applicable.

“Senior Adequate Protection Liens” shall have the meaning set forth in Section 5.2(a).

"Specific Performance Action" means the filing of any action in any court of competent jurisdiction to specifically enforce any of the provisions of the First Lien Documents or the Second Lien Documents as contemplated by Section 7.04 of the First Lien Indenture or Section 7.04 of the Second Lien Indenture, as applicable.

“Third Lien Creditors” means the Credit Agreement Agent, the Credit Agreement Lenders and the other Persons from time to time holding Third Lien Obligations.

“Third Lien Default” means any “Event of Default” under the Third Lien Documents.

“Third Lien Default Notice” means with respect to any Third Lien Default, a written notice from the Credit Agreement Agent to (i) prior to the First Lien Termination Date, the First Lien Trustee, the Second Lien Trustee and the Collateral Agent and (ii) thereafter but prior to the Second Lien Termination Date, the Second Lien Trustee and the Collateral Agent, with a copy to the Obligors, indicating that such Third Lien Default has occurred and describing such Third Lien Default in reasonable detail.

“Third Lien Documents” the Credit Agreement, all Loan Documents (as such term is defined in the Third Lien Credit Agreement) and all other agreements, documents and instruments at any time executed and/or delivered by any Obligor or any other Person with, to or in favor of the Third Lien Trustee or any Third Lien Creditor in connection therewith or related thereto, including such documents evidencing successive Refinancings of the Third Lien Obligations, in each case, as amended, amended and restated, supplemented, modified, replaced, substituted or renewed from time to time in accordance with the terms of this Agreement.

“Third Lien Obligations” means all obligations, liabilities and indebtedness of every kind, nature and description owing by one or more Obligors to one or more of the Third Lien Creditors evidenced by or arising under one or more of the Third Lien Documents, whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, including principal, interest, charges, fees, costs, indemnities and reasonable expenses, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, whether now existing or hereafter arising, whether arising before, during or after the initial or any renewal term of the Third Lien Credit Agreement and whether arising before, during or after the commencement of any Insolvency Proceeding with respect to any Obligor (and including the payment of any principal, interest, fees, cost, expenses and other amounts (including default rate interest) which would accrue and become due but for the commencement of such Insolvency Proceeding, whether or not such amounts are allowed or allowable in whole or in part in any such Insolvency Proceeding).

“Third Lien Standstill Period” means the period commencing on the date of a Third Lien Default and ending upon the date which is the earlier of (a)  commencement of an Insolvency Proceeding and (b) the later to occur of the First Lien Termination Date and the Second Lien Termination Date.

“UCC” means the Uniform Commercial Code of any applicable jurisdiction and, if the applicable jurisdiction shall not have any Uniform Commercial Code, the Uniform Commercial Code as in effect in the State of New York.

“UCC Notice” shall have the meaning set forth in Section 3.1.

1.2 Certain Matters of Construction.  The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement and section references are to this Agreement unless otherwise specified.  For purposes of this Agreement, the following additional rules of construction shall apply: (a) wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter, (b) the term “including” shall not be limiting or exclusive, unless specifically indicated to the contrary, (c) all references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations and

(d) unless otherwise specified, all references to any instruments or agreements, including references to any of this Agreement and the Documents, shall include any and all modifications or amendments thereto and any and all extensions or renewals thereof, in each case, made in accordance with the terms hereof.  Any agreement, consent, waiver or acceptance, as applicable, by the First Lien Trustee set forth herein shall be construed to mean an agreement, consent, waiver or acceptance, as applicable, by First Lien Trustee on behalf of itself and each of the other First Lien Creditors.  Any agreement, consent, waiver or acceptance, as applicable, by the Second Lien Trustee set forth herein shall be construed to mean an agreement, consent, waiver or acceptance, as applicable, by the Second Lien Trustee on behalf of itself and each of the other Second Lien Creditors.  Any agreement, consent, waiver or acceptance, as applicable, by the Credit Agreement Agent set forth herein shall be construed to mean an agreement, consent, waiver or acceptance, as applicable, by the Credit Agreement Agent on behalf of itself and each of the other Third Lien Creditors.

Section 2. Security Interests; Priorities.

2.1 Priorities.  (a)  The Liens on the Collateral of the Collateral Agent for the benefit of the First Lien Trustee or any other First Lien Creditor are and shall at all times be senior and prior in all respects to the Liens on the Collateral of the Collateral Agent for the benefit of the Second Lien Trustee or any other Second Lien Creditor and the Credit Agreement Agent or any other Third Lien Creditor, and such Liens on the Collateral of the Collateral Agent for the benefit of the Second Lien Trustee or any other Second Lien Creditor and the Credit Agreement Agent or any other Third Lien Creditor are and shall be junior and subordinate in all respects to the Liens on the Collateral of the Collateral Agent or for the benefit of the First Lien Trustee or any other First Lien Creditor.  The Liens on the Collateral of the Collateral Agent for the benefit of the Second Lien Trustee or any other Second Lien Creditor are and shall at all times be senior and prior in all respects to the Liens on the Collateral of the Collateral Agent for the benefit of the Credit Agreement Agent or any other Third Lien Creditor, and such Liens on the Collateral of the Collateral Agent for the benefit of the Credit Agreement Agent or any other Third Lien Creditor are and shall be junior and subordinate in all respects to the Liens on the Collateral of the Collateral Agent for the benefit of the Second Lien Trustee or any other Second Lien Creditor.

(b)  To the extent that the Liens of, or for the benefit of, the First Lien Trustee on the Collateral secure any amount which is greater than the Maximum First Lien Amount, then such Lien shall in all respects be junior and subordinate to all Liens granted to, or for the benefit of, the Second Lien Trustee (and the Second Lien Creditors) and the Credit Agreement Agent (and the Third Lien Creditors) in such Collateral.

(c)  The priorities of the Liens provided in this Section 2.1 shall not be altered or otherwise affected by any amendment, amendment and restatement, modification, supplement, renewal, replacement or Refinancing of any of the Obligations, nor by any action or inaction which any of the Secured Creditors or Obligors may take or fail to take in respect of the Collateral or any such Lien.

2.2 No Alteration of Priority.  The priorities set forth in this Agreement are applicable irrespective of (i) the order or time of attachment, (ii) the order, time or manner of perfection,

(iii) the order or time of filing or recording any document or instrument, or other method of perfecting a Lien in favor of each Secured Creditor in any Collateral, or (iv) any other circumstance whatsoever (including, without limitation, any provision of the UCC or any applicable law or any conflicting terms or conditions which may be contained in any of the Documents).

2.3 Perfection; Contesting Liens.  Pursuant to the Runoff Security Agreement and the other applicable Documents, the Obligors shall be solely responsible for perfecting and maintaining the perfection of the Collateral Agent's Liens in the Collateral.  This Section 2 is intended solely to govern the respective Lien priorities as among the Secured Creditors and shall not impose on any Secured Creditor any obligations in respect of the Disposition or proceeds of any Collateral that would conflict with prior perfected Liens therein in favor of any other Person or any order or decree of any court or governmental authority or any applicable law.  Each Secured Creditor agrees that it will not, directly or indirectly institute or join in any contest of, or support any other Person in contesting (including, in either case, in any Insolvency Proceeding), the validity, perfection, priority or enforceability of the Liens of any of the other Secured Creditors in the Collateral or the enforceability of the First Lien Obligations, the Second Lien Obligations or the Third Lien Obligations or any provision of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the Collateral Agent, the First Lien Trustee, the Second Lien Trustee or the Credit Agreement Agent to enforce this Agreement, including the provisions hereof relating to Lien priority.  Notwithstanding any failure by any of the Collateral Agent, the First Lien Trustee, the Second Lien Trustee or the Credit Agreement Agent to perfect any security interests in the Collateral or any avoidance, invalidation or subordination by any third party or court of competent jurisdiction of the security interests in the Collateral granted to the Collateral Agent, the First Lien Trustee, the Second Lien Trustee or the Credit Agreement Agent, the priority and rights as between (x) the Liens of the Collateral Agent for the benefit of the First Lien Trustee, on the one hand, and the Liens of the Collateral Agent for the benefit of the Second Lien Trustee and the Credit Agreement Agent, on the other hand, and (y) the Liens of the Collateral Agent for the benefit of the First Lien Trustee and the Second Lien Trustee, on the one hand, and the Liens of the Collateral Agent for the benefit of the Credit Agreement Agent, on the other hand, in each case, shall be as set forth herein.

2.4 Proceeds of Collateral and Recourse Assets; Turnover.

(a)           All amounts on deposit in the Collateral Account or the Trustee Fees Account and any other Runoff Proceeds Distributions that are not received in connection with any Collateral Enforcement Action or other exercise of remedies with respect to the Collateral shall be distributed by the Collateral Agent at the direction of the Issuer as follows: (i) first, (w) to the First Lien Trustee, the Second Lien Trustee and the Collateral Agent for application to the pro rata payment of any compensation, fees and expenses, if any, due to the First Lien Trustee, the Second Lien Trustee, and the Collateral Agent, and their agents and attorneys, for amounts due under Section 8.07 of the First Lien Indenture, Section 8.07 of the Second Lien Indenture and Section 6.10 of the Runoff Security Agreement, (x) to the Issuer for application to the Issuer Incremental Amount on the Issuer Priority Amount, and any unpaid Issuer Priority Amount and (y), to the paying agent under the First Lien Indenture for application to the First Lien

Obligations until Payment in Full of the First Lien Obligations, in the case of each of (w), (x) and (y) in accordance with the First Lien Indenture Waterfall as in effect on the date hereof; (ii) second, (x) to the Issuer for application to the Issuer Incremental Amount on the Issuer Secondary Amount and any unpaid Issuer Secondary Amount, and (y) to the paying agent under the Second Lien Indenture for application to the Second Lien Obligations until Payment in Full of the Second Lien Obligations in the case of each of (x) and (y) in accordance with the Second Lien Indenture Waterfall as in effect on the date hereof, and (iii) third, (A) if a Third Lien Default has occurred and is continuing and the Credit Agreement Agent has delivered a Third Lien Default Notice that has not been withdrawn, to the Credit Agreement Agent for application to the Third Lien Obligations in accordance with the Third Lien Credit Agreement, otherwise, (B) to the Issuer.

(b)           All Collateral, including any such Collateral constituting proceeds, received in connection with any Collateral Enforcement Action or other exercise of remedies with respect to the Collateral shall be distributed by the Collateral Agent as follows: (i) first, to the First Lien Trustee, the Second Lien Trustee, and the Collateral Agent, for application to the pro rata payment of any compensation, fees and expenses, if any, due to the First Lien Trustee, the Second Lien Trustee and the Collateral Agent, and their agents and attorneys, for amounts due under Section 8.07 of the First Lien Indenture, Section 8.07 of the Second Lien Indenture and Section 6.10 of the Runoff Security Agreement, including payment of all compensation, expenses and liabilities incurred, and all advances made, by such Persons and the costs and expenses of collection; (ii) second, to the paying agent under the First Lien Indenture for application to the payment to the First Lien Noteholders for amounts due and unpaid on the First Lien Notes for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the First Lien Notes for principal, premium, if any, and interest, respectively until Payment in Full of the First Lien Obligations; (iii) third, to the paying agent under the Second Lien Indenture for application to the payment to the Second Lien Noteholders for amounts due and unpaid on the Second Lien Notes for principal, premium, if any, and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Second Lien Notes for principal, premium, if any, and interest, respectively, until Payment in Full of the Second Lien Obligations; and (iv) fourth, (A) if a Third Lien Default has occurred and is continuing and the Credit Agreement Agent has delivered a Third Lien Default Notice that has not been withdrawn, to the Credit Agreement Agent for application to the Third Lien Obligations in accordance with the Third Lien Credit Agreement, otherwise, (B) to the Issuer.

(c)           Any Collateral, including such Collateral constituting proceeds, (including any Runoff Proceeds Distributions) received by any Second Lien Creditor or Third Lien Creditor prior to the First Lien Termination Date (i) in connection with any Collateral Enforcement Action or other exercise of remedies with respect to the Collateral, (ii) in connection with any insurance policy claim or any condemnation award (or deed in lieu of condemnation) with respect to the Collateral, (iii) from the collection or other Disposition of, or realization on, the Collateral, whether or not pursuant to an Insolvency Proceeding or (iv) in violation of this Agreement, shall be segregated and held in trust and promptly paid over to the Collateral Agent, for the benefit of the First Lien Creditors, in the same form as received, with any necessary endorsements, and each Second Lien Creditor and Third Lien Creditor hereby authorizes the

Collateral Agent to make any such endorsements as agent for the Second Lien Creditors or Third Lien Creditor, as applicable (which authorization, being coupled with an interest, is irrevocable).

(d)           Any Collateral, proceeds (including any Runoff Proceeds Distributions) received by any Third Lien Creditor after the First Lien Termination Date and prior to the Second Lien Termination Date (i) in connection with any Collateral Enforcement Action or other exercise of remedies with respect to the Collateral, (ii) in connection with any insurance policy claim or any condemnation award (or deed in lieu of condemnation) with respect to the Collateral, (iii) from the collection or other Disposition of, or realization on, the Collateral, whether or not pursuant to an Insolvency Proceeding or (iv) in violation of this Agreement, shall be segregated and held in trust and promptly paid over to the Collateral Agent, for the benefit of the Second Lien Creditors, in the same form as received, with any necessary endorsements, and each Third Lien Creditor hereby authorizes the Collateral Agent to make any such endorsements as agent for the Third Lien Creditor (which authorization, being coupled with an interest, is irrevocable).

(e)           As between the First Lien Creditors, the Second Lien Creditors and the Third Lien Creditors, all Recourse Proceeds shall be distributed as follows:

FIRST:  To the pro rata payment of any compensation, fees and expenses, if any, due to the First Lien Trustee, the Second Lien Trustee and the Collateral Agent, and their agents and attorneys, for amounts due under Section 8.07 of the First Lien Indenture, Section 8.07 of the Second Lien Indenture and Section 6.10 of the Runoff Security Agreement, as the case may be;

SECOND:  To the First Lien Trustee to be applied to the payment to the First Lien Noteholders of any accrued and unpaid interest, if any, with respect to the First Lien Notes;

THIRD:  To the First Lien Trustee to be applied to the payment to the First Lien Noteholders of the unpaid principal of the First Lien Notes and all other First Lien Obligations;

FOURTH:  To the Second Lien Trustee to be applied to the payment to the Second Lien Noteholders of any accrued and unpaid interest, if any, with respect to the Second Lien Notes;

FIFTH:  To the Second Lien Trustee to be applied to the payment to the Second Lien Noteholders of the unpaid principal of the Second Lien Notes and all other Second Lien Obligations;

SIXTH:  To the Credit Agreement Agent to be applied to the payment to the Third Lien Creditors of the Third Lien Obligations in the order and manner provided in the Third Lien Documents; and

SEVENTH:  To the Issuer or to such party as a court of competent jurisdiction shall direct.

Any such Recourse Proceeds that may be received by any Second Lien Creditor or Third Lien Creditor prior to the First Lien Termination Date shall be shall be segregated and held in trust and promptly paid over to the Collateral Agent to be paid in accordance with clause FIRST above. Following the payment in full of clause FIRST  above, such Recourse Proceeds shall be promptly paid over to the First Lien Trustee, for the benefit of the First Lien Creditors, in the same form as received, with any necessary endorsements, and each Second Lien Creditor and Third Lien Creditor hereby authorizes the First Lien Trustee to make any such endorsements as agent for the Second Lien Creditors and the Third Lien Creditors (which authorization, being coupled with an interest, is irrevocable).  Any such Recourse Proceeds that may be received by any Third Lien Creditor after the First Lien Termination Date but prior to the Second Lien Termination Date shall be segregated and held in trust and promptly paid over to the Second Lien Trustee, for the benefit of the Second Lien Creditors, in the same form as received, with any necessary endorsements, and each Third Lien Creditor hereby authorizes the Second Lien Trustee to make any such endorsements as agent for the Third Lien Creditors (which authorization, being coupled with an interest, is irrevocable).

2.5 Waiver.  Each of the First Lien Trustee, on behalf of each of the First Lien Creditors, the Second Lien Trustee, on behalf of each of the Second Lien Creditors, and the Credit Agreement Agent, on behalf of each of the Third Lien Creditors,  (a) waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations under the Documents and notice of or proof of reliance by the Secured Creditors upon this Agreement and protest, demand for payment or notice except to the extent otherwise specified herein and (b) acknowledges and agrees that each of the other Secured Creditors have relied upon the Lien priority and other provisions hereof in entering into the Documents and creating the Obligations.

2.6 Notice of Interest In Collateral.  This Agreement is intended, in part, to constitute an authenticated notification of a claim by each Secured Creditor to the other Secured Creditors of an interest in the Collateral in accordance with the provisions of Sections 9-611 and 9-621 of the UCC.

2.7 New Liens.  Until the First Lien Termination Date, the First Lien Trustee on behalf of the First Lien Creditors and the Second Lien Trustee on behalf of the Second Lien Creditors agree that, regardless of whether any Insolvency Proceeding shall have been commenced against any Obligor, no additional Liens shall be granted or permitted on any asset of the Issuer or any other Obligor to secure any (i) Second Lien Obligation unless, subject to the terms of this Agreement, immediately after giving effect to such grant or concurrently therewith, a senior and prior Lien shall be granted to the Collateral Agent on such asset to secure the First Lien Obligations or (ii) First Lien Obligation unless, subject to the terms of this Agreement, immediately after giving effect to such grant or concurrently therewith, a junior and subordinate Lien in respect of the Second Lien Obligations shall be granted to the Collateral Agent on such asset to secure the Second Lien Obligations.  If and to the extent that the Third Lien Creditors do not already have a Lien on such asset covered in the immediately preceding sentence, then a junior and subordinate Lien shall also be granted to the Collateral Agent on such asset to secure the Third Lien Obligations.  Each asset subject to such additional Liens shall constitute Collateral for all purposes of this Agreement as if expressly included in the definition of such term.  To the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available to the First Lien Trustee and/or the First Lien Creditors, the Second Lien Trustee, on behalf of the Second Lien Creditors, agrees that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.7 shall be distributed in accordance with Section 2.4 and in all other respects shall be subject to the terms of this Agreement.

2.8 Same Liens and Agreements.  The parties hereto acknowledge and agree that (subject to Section 2.7) it is their intention that the Collateral in which Liens are granted pursuant to the Runoff Security Agreement to secure the First Lien Obligations, the Second Lien Obligations and the Third Lien Obligations be the same.  In furtherance of the foregoing, and subject to Section 2.7, the parties hereto agree:

(a)         to cooperate in good faith in order to determine, upon any request by the First Lien Trustee, the Second Lien Trustee or the Credit Agreement Agent, the specific assets included in the Collateral securing their respective Obligations, the steps taken to perfect the Liens thereon and the identity of the respective parties obligated under any Document;

(b)         that the documents, agreements and instruments creating or evidencing the Liens of such parties in the Collateral, as of the date hereof, are in all material respects substantively similar, other than with respect to the relative priority of the Liens created or evidenced thereunder (it being understood, for the avoidance of doubt, that nothing in this subsection shall apply to any Third Lien Documents to the extent granting Liens in any Credit Agreement Separate Collateral); and

(c)         any Lien on the Collateral obtained by any Secured Creditor in respect of any judgment obtained in respect of any Obligations shall be subject in all respects to the terms of this Agreement.

2.9 Release.

(a)           If in connection with any Release Event prior to the First Lien Termination Date, the First Lien Trustee, for itself or on behalf of any of the First Lien Creditors, instructs the Collateral Agent to release any of its Liens on any part of the Collateral, then the Liens, if any, of the Collateral Agent for the benefit of the Second Lien Trustee, for itself or for the benefit of the Second Lien Creditors, on such Collateral, and the Liens, if any, of the Collateral Agent for the benefit of the Credit Agreement Agent, for itself or for the benefit of the Third Lien Creditors, on such Collateral shall be each automatically, unconditionally and simultaneously released.  The Second Lien Trustee, for itself or on behalf of the Second Lien Creditors, and the Credit Agreement Agent, for itself or on behalf of the Third Lien Creditors, promptly shall execute and deliver to the Collateral Agent, the First Lien Trustee or the Issuer such termination statements, releases and other documents (collectively, the “Release Documentation”) as the Collateral Agent, the First Lien Trustee or the Issuer may request to effectively confirm the foregoing releases.

(b)           If in connection with any Disposition prior to the First Lien Termination Date permitted under the terms of the First Lien Documents (other than in connection with a Release Event prior to the First Lien Termination Date which shall be governed by Section 2.9(a)

above), the First Lien Trustee, for itself or on behalf of any of the First Lien Creditors, instructs the Collateral Agent to release any of its Liens on any part of the Collateral, in each case, other than in connection with, the First Lien Termination Date, then the Liens, if any, of the Collateral Agent for the benefit of the Second Lien Trustee, for itself or for the benefit of the Second Lien Creditors, on such Collateral, and the Liens, if any, of the Collateral Agent for the benefit of  the Credit Agreement Agent, for itself or for the benefit of the Third Lien Creditors, on such Collateral shall be each automatically, unconditionally and simultaneously released; provided, however, that the Liens of the Collateral Agent for the benefit of the First Lien Trustee, the Second Lien Trustee and the Credit Agreement Agent shall attach to the proceeds of such Disposition and such proceeds shall be applied in accordance with Section 2.4(a) above.  The Second Lien Trustee, for itself or on behalf of the Second Lien Creditors, and the Credit Agreement Agent, for itself or on behalf of the Third Lien Creditors, promptly shall execute and deliver to the Collateral Agent, the First Lien Trustee, or the Issuer such Release Documentation as the Collateral Agent, the First Lien Trustee, or the Issuer may request to effectively confirm the foregoing releases.

(c)           If in connection with any Release Event after the First Lien Termination Date but prior to the Second Lien Termination Date, the Second Lien Trustee, for itself or on behalf of any of the Second Lien Creditors, instructs the Collateral Agent to release any of its Liens on any part of the Collateral, then the Liens, if any, of the Collateral Agent for the benefit of the Credit Agreement Agent, for itself or for the benefit of the Third Lien Creditors, on such Collateral shall be each automatically, unconditionally and simultaneously released.  The Credit Agreement Agent, for itself or on behalf of the Third Lien Creditors, promptly shall execute and deliver to the Second Lien Trustee, or the Issuer such Release Documentation as the Collateral Agent, the Second Lien Trustee or the Issuer may request to effectively confirm the foregoing releases.

(d)           If in connection with any Disposition after the First Lien Termination Date but prior to the Second Lien Termination Date permitted under the terms of the Second Lien Documents (other than in connection with a Release Event after the First Lien Termination Date but prior to the Second Lien Termination Date which shall be governed by Section 2.9(c) above), the Second Lien Trustee, for itself or on behalf of any of the Second Lien Creditors, instructs the Collateral Agent to release any of its Liens on any part of the Collateral, in each case, other than in connection with the Second Lien Termination Date, then the Liens, if any, of the Collateral Agent for the benefit of the Credit Agreement Agent, for itself or for the benefit of the Third Lien Creditors, on such Collateral shall be each automatically, unconditionally and simultaneously released; provided, however, that the Liens of the Collateral Agent for the benefit of the Second Lien Trustee and the Credit Agreement Agent shall attach to the proceeds of such Disposition and such proceeds shall be applied in accordance with Section 2.4(a) above.  The Credit Agreement Agent, for itself or on behalf of the Third Lien Creditors, promptly shall execute and deliver to the Collateral Agent, the Second Lien Trustee or the Issuer such Release Documentation as the Collateral Agent, the Second Lien Trustee or the Issuer may request to effectively confirm the foregoing releases.

Section 3. Enforcement of Security.

3.1 Management of Collateral.  (a)  Subject to the other terms and conditions of this Agreement, prior to the First Lien Termination Date, the First Lien Trustee and the First Lien Creditors shall have the exclusive right to enforce the rights and exercise remedies with respect to the Collateral (including taking or retaking control or possession of the Collateral), to instruct the Collateral Agent to commence and maintain any Collateral Enforcement Action, to make determinations regarding the release, Disposition or liquidation of the Collateral and to instruct the Collateral Agent to exercise all the rights and remedies with respect to the Collateral of a secured lender under the UCC or other applicable law of any applicable jurisdiction, all in such order in such manner as they may determine in the exercise of their sole discretion and without consultation with the Second Lien Trustee or the Second Lien Creditors or the Credit Agreement Agent or the Third Lien Creditors and regardless of whether any such exercise or enforcement is adverse to the interest of any Second Lien Creditor or Third Lien Creditor.  In conducting any public or private sale of the Collateral under the UCC, the First Lien Trustee shall give (or instruct the Collateral Agent to give) the Second Lien Trustee and Credit Agreement Agent such notice (a “UCC Notice”) of such sale as may be required by the applicable UCC; provided, however, that 10 days’ notice shall be deemed to be commercially reasonable notice.  Except as specifically provided in this Section 3.1 or Section 3.3 below, notwithstanding any rights or remedies available to a Second Lien Creditor or Third Lien Creditor under any of the Second Lien Documents or Third Lien Documents, applicable law or otherwise, no Second Lien Creditor and no Third Lien Creditor shall, directly or indirectly, take (or instruct the Collateral Agent to take) any Collateral Enforcement Action or otherwise exercise any rights or remedies with respect to the Collateral; provided that, subject at all times to the provisions of Section 2, upon the expiration of the applicable Second Lien Standstill Period, the Second Lien Creditors may take or instruct the Collateral Agent to take any Collateral Enforcement Action (provided that they give or instruct the Collateral Agent to give the First Lien Trustee and Credit Agreement Agent at least five (5) Business Days' written notice prior to taking such Collateral Enforcement Action); provided, however, that notwithstanding the expiration of the Second Lien Standstill Period or anything herein to the contrary, in no event shall any Second Lien Creditor commence or continue or instruct the Collateral Agent to commence or continue any Collateral Enforcement Action or any other exercise of any rights or remedies with respect to the Collateral if the First Lien Trustee or any First Lien Creditor (or the Collateral Agent on behalf of the First Lien Trustee) shall have commenced, and be diligently pursuing any Collateral Enforcement Action or other exercise of rights and remedies in each case in respect to all or any material portion of the Collateral (prompt notice of such exercise to be given to the Second Lien Trustee and the Credit Agreement Agent (including, without limitation, any of the following (if undertaken and pursued to consummate a Disposition of Collateral within a commercially reasonable time): the solicitation of bids from third parties to conduct the liquidation of all or any material portion of the Collateral, the engagement or retention of sales brokers, marketing agents, investment bankers, accountants, auctioneers or other third parties for the purpose of valuing, marketing, promoting or selling all or any material portion of the Collateral, the notification of account debtors to make payments to the Collateral Agent or the First Lien Trustee, the initiation of any action to take possession of all or any material portion of the Collateral or the commencement of any legal proceedings or actions against or with respect to the foreclosure and sale of all or any material portion of the Collateral), or diligently attempting in good faith to vacate any stay prohibiting an Collateral Enforcement Action with respect to all or any material portion of the Collateral or diligently attempting in good faith to vacate any stay prohibiting an Collateral Enforcement Action.

(b)           Subject to the other terms and conditions of this Agreement, after the First Lien Termination Date but prior to the Second Lien Termination Date, the Second Lien Trustee and the Second Lien Creditors shall have the exclusive right to enforce the rights and exercise remedies with respect to the Collateral (including taking or retaking control or possession of the Collateral), to instruct the Collateral Agent to commence and maintain any Collateral Enforcement Action, to make determinations regarding the release, Disposition or liquidation of the Collateral and to exercise all the rights and remedies with respect to the Collateral of a secured lender under the UCC or other applicable law of any applicable jurisdiction, all in such order in such manner as they may determine in the exercise of their sole discretion and without consultation with the Credit Agreement Agent or the Third Lien Creditors and regardless of whether any such exercise or enforcement is adverse to the interest of any Third Lien Creditor.  In conducting any public or private sale under the UCC, the Second Lien Trustee shall give (or instruct the Collateral Agent to give) the Credit Agreement Agent a UCC Notice; provided, however, that 10 days’ notice shall be deemed to be commercially reasonable notice.  Except as specifically provided in this Section 3.1 or Section 3.3 below, notwithstanding any rights or remedies available to a Third Lien Creditor under any of the Third Lien Documents, applicable law or otherwise, no Third Lien Creditor shall, directly or indirectly, take (or instruct the Collateral Agent to take) any Collateral Enforcement Action prior to the expiration of the Third Lien Standstill Period.

(c)           Prior to the First Lien Termination Date, the Second Lien Trustee and the other Second Lien Creditors shall not contest or object to any Collateral Enforcement Action taken by any First Lien Creditor (or by the Collateral Agent on behalf of the First Lien Creditor) or to any forbearance or delay by any First Lien Creditor (or by the Collateral Agent on behalf of the First Lien Creditor) in commencing or maintaining any Collateral Enforcement Action.

(d)           The Credit Agreement Agent and the other Third Lien Creditors shall not contest or object to any Collateral Enforcement Action taken by any First Lien Creditor or Second Lien Creditor (or by the Collateral Agent on behalf of the First Lien Creditors or Second Lien Creditors) or to any forbearance or delay by any First Lien Creditor or Second Lien Creditor (or by the Collateral Agent on behalf of the First Lien Creditors or Second Lien Creditors) in commencing or maintaining any Collateral Enforcement Action.

3.2 Notices of Default.  Each Representative agrees to use commercially reasonable efforts to give to the other Representatives and the Collateral Agent concurrently with the giving thereof to any Obligor (a) a copy of any written notice by any Secured Creditor of an Event of Default under any of its Documents or a written notice of demand for payment from any Obligor and (b) a copy of any written notice sent by such Secured Creditor or the Collateral Agent to any Obligor stating such Secured Creditor’s or the Collateral Agent’s intention to take any Collateral Enforcement Action; provided that the failure of any Representative to give such required notice shall not result in any liability to such Representative or affect the enforceability of any provision of this Agreement, including the relative priorities of the Liens of the Secured Creditors as provided herein, and shall not affect the validity or effectiveness of any such notice as against any Obligor; provided, further, that the foregoing shall not in any way impair any claims that any Secured Creditor may have against any other Secured Creditor as a result of any failure of any Representative to provide a UCC Notice in accordance with the provisions of this Agreement and applicable law (including without limitation any liability that any Secured Creditor may have to any other Secured Creditor as a result of any such failure).  Each Representative will provide (or instruct the Collateral Agent to provide) such information as it may have to the other Representative or Representatives as the other Representative or Representatives may from time to time reasonably request concerning the status of the exercise of any Collateral Enforcement Action, and each Representative shall be available on a reasonable basis during normal business hours to review with the other Representatives alternatives available in exercising such rights, including, but not limited to, advising each other of any offers which may be made from time to time by prospective purchasers of the Collateral; provided that (i) the failure of any party to do any of the foregoing shall not affect the relative priorities of the respective Liens as provided herein or the validity or effectiveness of any notices or demands as against any Issuer or any Obligor and (ii) in no event will the First Lien Trustee or any First Lien Creditor (and after the First Lien Termination Date, the Second Lien Trustee or any Second Lien Creditor) have any obligation to obtain the consent of or to accept any recommendation from any Second Lien Creditor or Third Lien Creditor with respect to any actions taken or contemplated to be taken (or not taken) with respect to any Collateral Enforcement Action.  Each Obligor, by its acknowledgment hereto, hereby consents and agrees to each Secured Creditor providing any such information to the other Secured Creditors (subject to the confidentiality obligations applicable to the Secured Creditors under the relevant Documents in each case) and to such actions by the Secured Creditors and waives any rights or claims against any Secured Creditors arising as a result of such information or actions.

3.3 Permitted Actions.  Section 3.1 shall not be construed to limit or impair in any way the right of:  (a) any Secured Creditor to commence or continue any Specific Performance Action (but all Secured Creditors shall cooperate with each other in respect of all Specific Performance Actions pursued), (b) any Secured Creditor to bid for or purchase Collateral at any private or judicial foreclosure upon such Collateral initiated by any Secured Creditor, (provided, that such bid may not include a "credit bid" in respect of any Second Lien Obligations or Third Lien Obligations unless the proceeds of such bid are otherwise sufficient to cause the Payment in Full of the Obligations held by all Secured Creditors that are senior in priority of Liens hereunder), (c) any Secured Creditor to join (but not control) any foreclosure or other judicial lien enforcement proceeding with respect to the Collateral initiated by another Secured Creditor for the sole purpose of protecting such Secured Creditor’s Lien on the Collateral, so long as it does not delay or interfere with the exercise by such other Secured Creditor of its rights under this Agreement, the Documents and under applicable law; (d) any Secured Creditor to file a claim or statement of interest in any Insolvency Proceeding); (e) any Secured Creditor to take action to create, perfect or maintain the perfection of its Lien on the Collateral (so long as such action is not adverse to the priority hereunder of any other Secured Creditor’s Lien or the rights hereunder of any Secured Creditor to take Collateral Enforcement Action; (f) any Secured Creditor to file any pleadings to oppose any claim or action that objects to or seeks to disallow such Secured Creditor’s Lien or Obligations; (g) any Secured Creditor to vote on any plan of reorganization; (h) the Second Lien Creditors to receive any remaining proceeds of Collateral after the First Lien Obligations have been Paid in Full and (i) the Third Lien Creditors to receive any remaining proceeds of Collateral after the First Lien Obligations and Second Lien Obligations have been Paid in Full.  Any proceeds of Collateral received in connection with any such Collateral Enforcement Action permitted under this Section 3.3 shall be applied in accordance with Section 2 of this Agreement.  Except as specifically set forth in Sections 3.1, nothing in this Agreement shall prohibit the receipt by the Credit Agreement Agent or any Third Lien Creditor of the required payments of interest, principal and other amounts owed in respect of the Third Lien Obligations so long as such receipt is not the direct or indirect result of the exercise by the Credit Agreement Agent or any Third Lien Creditor (or the Collateral Agent on their behalf) of rights or remedies as a secured creditor with respect to the Collateral (including set-off and recoupment) or enforcement in contravention of this Agreement of any Lien on the Collateral held by any of them.

3.4 Collateral In Possession.

(a) In the event that any Secured Creditor takes possession of or has control (as such term is used in the UCC as in effect in each applicable jurisdiction) over any Collateral for purposes of perfecting the Lien for its benefit hereunder, such Secured Creditor shall be deemed to be holding such Collateral as gratuitous bailee for the other Secured Creditors, solely for purposes of perfection of their Lien under the UCC; provided that such Secured Creditor shall not have any obligation to ensure that any such Collateral is genuine or owned by any Obligor or any duty or liability to protect or preserve any rights pertaining to any of the Collateral for the other Secured Creditors.  At the request of the Collateral Agent, the Secured Creditor having such possession or control shall promptly deliver possession or control of such Collateral to the Collateral Agent.

(b) It is understood and agreed that this Section 3.4 is intended solely to assure continuous perfection of the Liens granted under the applicable Documents, and nothing in this Section 3.4 shall be deemed or construed as altering the priorities or obligations set forth elsewhere in this Agreement.  The duties of each party under this Section 3.4 shall be mechanical and administrative in nature, and no party shall have, or be deemed to have, by reason of this Agreement or otherwise a fiduciary relationship in respect of the other party.  No Representative or other Secured Creditor shall have any liability to any other Secured Creditor in connection with acting as gratuitous bailee with respect to any Collateral except for actual damages directly caused by its gross negligence or willful misconduct as determined in a final non-appealable order of a court of competent jurisdiction.

(c) Contemporaneously with the execution of this Agreement, each of the Representatives agrees to cooperate in a commercially reasonable manner to enter into, and instruct the Collateral Agent to enter into, an account control agreement with respect to the Collateral Account and the Trustee Fees Account and each other deposit or securities account into which any Runoff Proceeds or other Collateral may be credited or deposited, which grants the Collateral Agent control over such account for purposes of perfecting its security interest.

3.5 Waiver of Marshalling and Similar Rights.  Each Representative for itself and each Secured Creditor it represents to the fullest extent permitted by applicable law, waives as to all other Secured Creditors any requirement regarding, and agrees not to demand, request, plead or otherwise claim the benefit of, any marshalling, appraisement, valuation or other similar right that may otherwise be available under applicable law.

3.6 Insurance and Condemnation Awards.  So long as the First Lien Termination Date has not occurred, the First Lien Trustee shall have the exclusive right, subject to the First Lien Documents and the rights of the Obligors under the First Lien Documents, to settle and adjust (or instruct the Collateral Agent to settle or adjust) claims in respect of Collateral under policies of insurance and to approve any award granted in any condemnation or similar proceeding, or any deed in lieu of condemnation, in respect of the Collateral.  After the occurrence of the First Lien Termination Date and so long as the Second Lien Termination Date has not occurred, the Second Lien Trustee shall have the exclusive right, subject to the Second Lien Documents and the rights of the Obligors under the Second Lien Documents, to settle and adjust (or instruct the Collateral Agent to settle or adjust) claims in respect of Collateral under policies of insurance and to approve any award granted in condemnation or similar proceeding, or any deed in lieu of condemnation, in respect of the Collateral.

Section 4. Covenants

4.1 Amendment of First Lien Documents.  The First Lien Creditors may at any time and from time to time and without consent of or notice to any Second Lien Creditor or Third Lien Creditor, without incurring any liability to any Second Lien Creditor or Third Lien Creditor and without impairing or releasing any rights or obligations hereunder or otherwise, agree with the Obligors to amend, restate, supplement, modify, substitute, renew or replace any or all of the First Lien Documents; provided, however, that without the consent of the Second Lien Trustee and, only with respect to clauses (b) and (c) below, the Credit Agreement Agent, no First Lien Creditor shall amend, restate, supplement, modify, substitute, renew or replace any or all of the First Lien Documents to (a) increase the amount of the First Lien Obligations in excess of the Maximum First Lien Amount (except through the issuance of additional notes in payment of, or the capitalization of, interest at the rate set forth in the First Lien Indenture as in effect on the date hereof), (b) modify or add any covenant or event of default under the First Lien Documents, which directly restricts one or more Obligors from making payments or granting Liens on the Collateral under the Second Lien Documents and Third Lien Documents which would otherwise be permitted under the First Lien Documents as in effect on the date hereof or (c) make any other change or changes to the First Lien Documents that are otherwise adverse, individually or in the aggregate, to the Second Lien Creditors or Third Lien Creditors in any manner.

4.2 Amendments to Second Lien Documents.  The Second Lien Creditors may at any time and from time to time and without consent of or notice to any First Lien Creditor or Third Lien Creditor, without incurring any liability to any First Lien Creditor or Third Lien Creditor and without impairing or releasing any rights or obligations hereunder or otherwise, agree with the Obligors to amend, restate, supplement, modify, substitute, renew or replace any or all of the Second Lien Documents; provided, however, that without the consent of the First Lien Trustee (if the First Lien Termination Date has not occurred) and Credit Agreement Agent, no Second Lien Creditor shall amend, restate, supplement, modify, substitute, renew or replace any or all of the Second Lien Documents to (a) modify or add any covenant or event of default under the Second Lien Documents, which directly restricts one or more Obligors from making payments or granting Liens on the Collateral under the First Lien Documents and Third Lien Documents which would otherwise be permitted under the Second Lien Documents as in effect on the date hereof or (b) make any other change or changes to the Second Lien Documents that are otherwise adverse, individually or in the aggregate, to the First Lien Creditors or Third Lien Creditors in any manner.

4.3 Amendment of Third Lien Documents.  The Third Lien Creditors may at any time and from time to time and without consent of or notice to any First Lien Creditor or Second Lien Creditor, without incurring any liability to any First Lien Creditor or Second Lien Creditor and without impairing or releasing any rights or obligations hereunder or otherwise, agree with the Obligors to amend, restate, supplement, modify, substitute, renew or replace any or all of the Third Lien Documents; provided, however, that without the consent of the First Lien Trustee (if the First Lien Termination Date has not occurred) and Second Lien Trustee (if the Second Lien Termination Date has not occurred), no Third Lien Creditor shall amend, restate, supplement, modify, substitute, renew or replace any or all of the Third Lien Documents to modify or add any covenant or event of default under the Third Lien Documents, which directly restricts one or more Obligors from making payments or granting Liens on the Collateral under the First Lien Documents and Second Lien Documents which would otherwise be permitted under the Third Lien Documents as in effect on the date hereof.

4.4 Effect of Refinancing.

(a) If the Payment in Full of the First Lien Obligations is being effected through a Refinancing; provided, that the credit agreement and the other documents evidencing such new First Lien Obligations (the “New First Lien Documents”) do not effect an amendment, supplement or other modification of the terms of the First Lien Obligations in a manner that is prohibited by Section 4.1, then (A) such Payment in Full of First Lien Obligations shall be deemed not to have occurred for all purposes of this Agreement, (B) the indebtedness under such Refinancing and all other obligations under the credit documents evidencing such indebtedness (the “New First Lien Obligations”) shall be treated as First Lien Obligations for all purposes of this Agreement, (C) the New First Lien Documents shall be treated as the First Lien Documents and (D) the trustee or agent under the New First Lien Documents (the “New First Lien Trustee”) shall be deemed to be the First Lien Trustee for all purposes of this Agreement.  Upon receipt of a notice of Refinancing under the preceding sentence, which notice shall include the identity of the New First Lien Trustee, the Second Lien Trustee and Credit Agreement Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the New First Lien Trustee may reasonably request in order to provide to the New First Lien Trustee the rights and powers set forth herein.

(b) If the Payment in Full of the Second Lien Obligations is being effected through a Refinancing; provided, that the credit agreement and the other documents evidencing such New Second Lien Obligations (the “New Second Lien Documents”) do not effect an amendment, supplement or other modification of the terms of the Second Lien Obligations in a manner that is prohibited by Section 4.2, then (A) such Payment in Full of Second Lien Obligations shall be deemed not to have occurred for all purposes of this Agreement, (B) the indebtedness under such Refinancing and all other obligations under the credit documents evidencing such indebtedness (the “New Second Lien Obligations”) shall be treated as Second Lien Obligations for all purposes of this Agreement, (C) the New Second Lien Documents shall be treated as the Second Lien Documents and (D) the trustee or agent under the New Second Lien Documents (the “New Second Lien Trustee”) shall be deemed to be the Second Lien Trustee for all purposes of this Agreement.  Upon receipt of a notice of Refinancing under the preceding sentence, which notice shall include the identity of the New Second Lien Trustee, the First Lien Trustee and Credit Agreement Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the New Second Lien Trustee may reasonably request in order to provide to the New Second Lien Trustee the rights and powers set forth herein.

(c) If the Payment in Full of the Third Lien Obligations is being effected through a Refinancing; provided, that the credit agreement and the other documents evidencing such New Third Lien Obligations (the “New Third Lien Documents”) do not effect an amendment, supplement or other modification of the terms of the Third Lien Obligations in a manner that is prohibited by Section 4.3, then (A) such Payment in Full of Third Lien Obligations shall be deemed not to have occurred for all purposes of this Agreement, (B) the indebtedness under such Refinancing and all other obligations under the credit documents evidencing such indebtedness (the “New Third Lien Obligations”) shall be treated as Third Lien Obligations for all purposes of this Agreement, (C) the New Third Lien Documents shall be treated as the Third Lien Documents and (D) the trustee or agent under the New Third Lien Documents (the “New Third Lien Agent”) shall be deemed to be the Credit Agreement Agent for all purposes of this Agreement.  Upon receipt of a notice of Refinancing under the preceding sentence, which notice shall include the identity of the New Third Lien Agent, the First Lien Trustee and Second Lien Trustee shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement) as the New Third Lien Agent may reasonably request in order to provide to the New Third Lien Agent the rights and powers set forth herein.

(d) By their acknowledgement hereto, Obligors agree to cause the agreement, document or instrument pursuant to which any New First Lien Trustee, any New Second Lien Trustee or any New Third Lien Agent is appointed to provide that the New First Lien Trustee and other First Lien Creditors thereunder, New Second Lien Trustee and other Second Lien Creditors thereunder, or New Third Lien Agent and other Third Lien Creditors thereunder, as applicable, agree to be bound by the terms of this Agreement.

Section 5. Bankruptcy Matters.

5.1 Bankruptcy.  This Agreement shall be applicable both before and after the filing of any petition by or against any Obligor under the Bankruptcy Code or any other Insolvency Proceeding and all converted or succeeding cases in respect thereof, and all references herein to any Obligor shall be deemed to apply to the trustee for such Obligor and such Obligor as a debtor-in-possession.  The relative rights of the First Lien Creditors, the Second Lien Creditors and the Third Lien Creditors in respect of any Collateral or proceeds thereof shall continue after the filing of such petition on the same basis as prior to the date of such filing, subject to any court order approving the financing of, or use of cash collateral by, any Obligor.  This Agreement shall constitute a “subordination agreement” for the purposes of Section 510(a) of the Bankruptcy Code and shall be enforceable in any Insolvency Proceeding in accordance with its terms.

5.2 Adequate Protection.

(a) Adequate Protection. The Second Lien Creditors and Third Lien Creditors shall not contest or oppose in any manner any adequate protection provided to the First Lien Creditors to compensate for the diminution in value of the Collateral and shall be deemed to have waived any objections to such adequate protection.  If the First Lien Creditors (or any subset thereof) are, or the Collateral Agent on their behalf is, granted adequate protection in the form of any “replacement Liens” granted to the First Lien Creditors as adequate protection of their interests in the Collateral (the “Senior Adequate Protection Liens”), the Second Lien Creditors and Third Lien Creditors may seek (and the First Lien Creditors shall not oppose) adequate protection of their interests in the Collateral in the form of replacement Liens on the additional collateral subject to the Senior Adequate Protection Liens (the “Junior Adequate Protection Liens”), which Junior Adequate Protection Liens, if granted, will be subordinate to all Liens securing the First Lien Obligations and to the extent granted to the Third Lien Creditors, to the Second Lien Obligations, on the same basis as the other Liens securing the Second Lien Obligations and Third Lien Obligations are so subordinated under this Agreement.  The Second Lien Creditors and Third Lien Creditors may seek other forms of adequate protection of their interests in the Collateral in any Insolvency Proceeding, subject to the rights of the First Lien Creditors to oppose and object to any such other forms of adequate protection, including, without limitation, any payments proposed to be made by any Obligor to the Second Lien Creditors and Third Lien Creditors.

5.3 Sale of Collateral; Waivers.  Each of the Second Lien Creditors and Third Lien Creditors agree that they will not object to or oppose a Disposition of any Collateral securing the First Lien Obligations (or any portion thereof) free and clear of Liens or other claims under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code, if the First Lien Creditors have consented to such Disposition of such assets in accordance with the First Lien Documents, so long as the security interests of the Collateral Agent for the benefit of the Second Lien Creditors and the Third Lien Creditors in such Collateral attach to the proceeds thereof subject to the terms of this Agreement, including, without limitation, the order of application provided in Section 2.4; provided that the Second Lien Trustee, on behalf of itself and the other Second Lien Creditors, and the Credit Agreement Agent, on behalf of itself and the other Third Lien Creditors, may raise any objections to any such Disposition of such Collateral that could be raised by any unsecured creditor of the Obligors solely in its capacity as an unsecured creditor, provided, further, that, neither the Second Lien Trustee, the Second Lien Creditors, the Credit Agreement Agent nor the Third Lien Creditors may raise any objections based on rights afforded by Sections 363(e) and (f) of the Bankruptcy Code to secured creditors (or by any comparable provision of any Bankruptcy Law). The Second Lien Trustee, the Second Lien Creditors, the Credit Agreement Agent and the Third Lien Creditors waive any claim they may now or hereafter have arising out of the First Lien Creditors’ election in any proceeding instituted under Chapter 11 of the Bankruptcy Code of the application of Section 1111(b)(2) of the Bankruptcy Code.  The Second Lien Trustee, the Second Lien Creditors, the Credit Agreement Agent and the Third Lien Creditors agree not to initiate or prosecute or join with any other Person to initiate or prosecute any claim, action or other proceeding (i) challenging the enforceability of the First Lien Creditors’ claims as fully secured claims with respect to all or part of the First Lien Obligations or for allowance of any First Lien Obligations (including those consisting of post-petition interest, fees or expenses) or opposing any action by the First Lien Trustee or the First Lien Creditors to enforce (or instruct the Collateral Agent on their behalf to enforce) their rights or remedies arising under the First Lien Documents in a manner which is not prohibited by the terms of this Agreement, (ii) challenging the enforceability, validity, priority or perfected status of any Liens on assets securing the First Lien Obligations under the First Lien Documents, (iii) asserting any claims which the Obligors may hold with respect to the First Lien Creditors, (iv) seeking to lift the automatic stay to the extent that such action is opposed by the First Lien Trustee or (v) opposing a motion by the First Lien Trustee (or the Collateral Agent on its behalf) to lift the automatic stay.  The First Lien Creditors agree not to initiate or prosecute or join with any person to initiate or prosecute any claim, action or other proceeding challenging the enforceability, validity, priority or perfected status of any Liens on assets securing the Second Lien Obligations under the Second Lien Documents or the Third Lien Obligations under the Third Lien Documents.  After the First Lien Termination Date, the Second Lien Trustee and Second Lien Creditors shall succeed to the rights and benefits accorded the First Lien Trustee and First Lien Creditors under this Section 5.3, and the Credit Agreement Agent and the Third Lien Creditors shall be deemed to have agreed that all of the provisions of this Section 5.3 relating to such rights and benefits shall inure to the benefit of the Second Lien Trustee and the Second Lien Creditors as if provisions to such effect were expressly set forth in full in this Section.

5.4 Invalidated Payments.  (a) To the extent that the First Lien Creditors receive payments on the First Lien Obligations or proceeds of Collateral for application to the First Lien Obligations which are subsequently invalidated, declared to be preferential or fraudulent transfers or conveyances, set aside and/or required to be repaid to a trustee, receiver or any other party under any Bankruptcy Law, common law, equitable cause or otherwise (and whether as a result of any demand, settlement, litigation or otherwise) (each a “First Lien Avoidance”), then to the extent of such payment or proceeds received, such Obligations, or part thereof, intended to be satisfied by such payment or proceeds shall be revived and continue in full force and effect as if such payments or proceeds had not been received by the First Lien Creditors, and this Agreement, if theretofore terminated, shall be reinstated in full force and effect as of the date of such First Lien Avoidance, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the Lien priorities and the relative rights and obligations of the First Lien Creditors, the Second Lien Creditors and the Third Lien Creditors provided for herein with respect to any event occurring on or after the date of such First Lien Avoidance.  The Second Lien Creditors agree that none of them shall be entitled to benefit from any First Lien Avoidance, whether by preference or otherwise, it being understood and agreed that the benefit of such First Lien Avoidance otherwise allocable to them shall instead be allocated and turned over for application in accordance with the priorities set forth in this Agreement.

(b)           To the extent that the Second Lien Creditors receive payments on the Second Lien Obligations or proceeds of Collateral for application to the Second Lien Obligations which are subsequently invalidated, declared to be preferential or fraudulent transfers or conveyances, set aside and/or required to be repaid to a trustee, receiver or any other party under any Bankruptcy Law, common law, equitable cause or otherwise (and whether as a result of any demand, settlement, litigation or otherwise) (each a “Second Lien Avoidance”), then to the extent of such payment or proceeds received, such Obligations, or part thereof, intended to be satisfied by such payment or proceeds shall be revived and continue in full force and effect as if such payments or proceeds had not been received by the Second Lien Creditors, and this Agreement, if theretofore terminated, shall be reinstated in full force and effect as of the date of such Second Lien Avoidance, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the Lien priorities and the relative rights and obligations of the Second Lien Creditors and the Third Lien Creditors provided for herein with respect to any event occurring on or after the date of such Second Lien Avoidance.

5.5 Payments.  In the event of any Insolvency Proceeding involving one or more Obligors, all distributions constituting proceeds of Collateral and all Recourse Proceeds shall be paid or delivered by the Collateral Agent directly to the First Lien Trustee (or the Second Lien Trustee, if the First Lien Obligations have been Paid in Full) and applied pursuant to the waterfall in Section 2.4(b).  Each of the Second Lien Trustee and the Credit Agreement Agent irrevocably authorizes, empowers and directs any debtor, debtor in possession, receiver, trustee, liquidator, custodian, conservator or other Person having authority, to pay or otherwise deliver all such distributions in respect of any Second Lien Obligation or Third Lien Obligation, as applicable, to the Collateral Agent for the benefit of the First Lien Trustee; provided that the foregoing provision shall not apply to such distributions made in respect of the Second Lien Obligation or the Third Lien Obligation pursuant to a plan of reorganization under the Bankruptcy Code with respect to such Obligors which has been accepted by all classes composed of the holders of First Lien Obligations and which has been confirmed pursuant to a final order of the bankruptcy court or other body having jurisdiction over such Insolvency Proceeding.  After the First Lien Termination Date, each Third Lien Creditor irrevocably authorizes, empowers and directs any debtor, debtor in possession, receiver, trustee, liquidator, custodian, conservator or other Person having authority, to pay or otherwise deliver all such distributions in respect of any Third Lien Obligation to the extent constituting proceeds of Collateral or Recourse Proceeds to the Collateral Agent for the benefit of the Second Lien Trustee; provided that the foregoing provision shall not apply to any such distributions made in respect of the Third Lien Obligations pursuant to a plan of reorganization under the Bankruptcy Code with respect to such Obligors which has been approved by all classes composed of holders of the Second Lien Obligations and which has been confirmed pursuant to a final order of the bankruptcy court or other body having jurisdiction over such Insolvency Proceeding.  Each Second Lien Creditor and Third Lien Creditor also irrevocably authorizes and empowers the First Lien Trustee (or the Collateral Agent on its behalf), in the name of each Second Lien Creditor or Third Lien Creditor, as applicable, to demand, sue for, collect and receive any and all such distributions constituting proceeds of the Collateral or Recourse Proceeds otherwise payable in respect of any Second Lien Obligation or Third Lien Obligation but to which the First Lien Creditors are entitled by application of this Section 5.5.  After the First Lien Termination Date, each Third Lien Creditor also irrevocably authorizes and empowers the Second Lien Trustee (or the Collateral Agent on its behalf), in the name of each Third Lien Creditor, to demand, sue for, collect and receive any and all such distributions constituting proceeds of the Collateral or Recourse Proceeds otherwise payable in respect of any Third Lien Obligation but to which the Second Lien Creditors are entitled by application of this Section 5.5.  Notwithstanding the foregoing, to the extent that the Second Lien Creditors and the Third Lien Creditors are granted adequate protection in any Insolvency Proceeding in the form of cash payments not inconsistent with the terms of this Agreement, the provisions of this Section 5.5 shall not apply to such payments.

5.6 Separate Grants of Security and Separate Classification.  Each First Lien Creditor, Second Lien Creditor and Third Lien Creditor acknowledges and agrees that (a) the grants of Liens pursuant to the Runoff Security Agreement for the benefit of the First Lien Creditors, the Second Lien Creditors and the Third Lien Creditors constitute three separate and distinct grants of Liens and (b) because of, among other things, their differing rights in the Collateral, the First Lien Obligations, the Second Lien Obligations and the Third Lien Obligations are fundamentally different from each other and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency Proceeding.  The First Lien Creditors, Second Lien Creditors and Third Lien Creditors shall not seek in any Insolvency Proceeding to be treated as part of the same class of creditors with one another and shall not oppose any pleading or motion by any of them for the First Lien Creditors, the Second Lien Creditors and the Third Lien Creditors to be treated as separate classes of creditors.  Notwithstanding the foregoing, if it is held that the Obligations of all or any combination of two of the First Lien Creditors, the Second Lien Creditors and the Third Lien Creditors in respect of the Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the parties hereto hereby acknowledges and agrees that, consistent with Section 2.1, all distributions shall be made as if there were three separate classes of senior and junior secured claims against the Obligors in respect of the Collateral, with the effect being that, to the extent that the aggregate value of the Collateral exceeds the amount of the First Lien Obligations, the First Lien Creditors shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, and fees, costs and charges incurred subsequent to the commencement of the applicable Insolvency Proceeding before any distribution is made in respect of any of the claims held by the Second Lien Creditors and Third Lien Creditors, and to the extent that the aggregate value of the Collateral exceeds the amount of the First Lien Obligations and the Second Lien Obligations, the Second Lien Creditors shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of post-petition interest, and fees, costs and charges incurred subsequent to the commencement of the applicable Insolvency Proceeding before any distribution is made in respect of any of the claims held by the Third Lien Creditors.  The Second Lien Creditors and Third Lien Creditors hereby acknowledge and agree to turn over to the First Lien Creditors amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of the preceding sentence, even if such turnover has the effect of reducing the claim or recovery of the Second Lien Creditors and Third Lien Creditors, and the Third Lien Creditors hereby acknowledge and agree to turn over to the Second Lien Creditors amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of the preceding sentence, even if such turnover has the effect of reducing the claim or recovery of the Third Lien Creditors.

Section 6. Miscellaneous.

6.1 Termination.  Subject to Section 4.4, this Agreement shall terminate and be of no further force and effect (a) as to the First Lien Creditors, upon the Payment in Full of the First Lien Obligations and (b) following the Payment in Full of the First Lien Obligations, upon the first to occur of the Payment in Full of (i) the Second Lien Obligations or (ii) the Third Lien Obligations.

6.2 Successors and Assigns; No Third Party Beneficiaries.

(a) This Agreement shall be binding upon each Secured Creditor and its respective successors and assigns and shall inure to the benefit of each Secured Creditor and its respective successors, participants and assigns.  No other Person shall have or be entitled to assert rights or benefits hereunder.

(b) Each Secured Creditor reserves the right (subject to any restrictions in the applicable Document) to grant participations in, or otherwise sell, assign, transfer or negotiate all or any part of, or any interest in, their respective Obligations; provided that no Secured Creditor shall be obligated to give any notices to or otherwise in any manner deal directly with any participant in the Obligations and no participant shall be entitled to any rights or benefits under this Agreement, except through the Secured Creditor with which it is a participant.

(c) In connection with any participation or other transfer or assignment, a Secured Creditor (i) may, subject to its respective Documents, disclose to such assignee, participant or other transferee or assignee all documents and information which such Secured Creditor now or hereafter may have relating to any Obligor or the Collateral and (ii) shall disclose to such participant or other transferee or assignee the existence and terms and conditions of this Agreement.

6.3 Notices.  All notices and other communications provided for hereunder shall be in writing and shall be mailed, sent by overnight courier, telecopied or delivered, as follows:

(a) if to First Lien Trustee, to it at the following address:

Wilmington Trust, National Association
Corporate Capital Markets
50 South Sixth Street, Suite 1290
Minneapolis, MN 55402
Attention: Washington Mutual, Inc. Administrator
Facsimile: 612-217-5651

(b) if to Second Lien Trustee, to it at the following address:

Law Debenture Trust Company of New York
400 Madison Avenue, 4th Floor
New York, NY 10017
Attention: Managing Director

Facsimile No:  (212) 750-1361

(c) if to Credit Agreement Agent, to it at the following address:

U.S. Bank Corporate Trust Services
214 North Tryon Street, 26th Floor

Charlotte, NC 28202
Attention: CDO Trust Services
Facsimile No.: (704) 335-4678

(d) if to the Obligors, to the following address:

WMI Holdings Corp.
1201 Third Avenue, Suite 3000
Seattle, Washington 98101
Attention: General Counsel

With a copy to:

Schwabe Williamson & Wyatt, P.C.
1211 SW Fifth Ave., Suite 1500-1900
Portland, Oregon 97204
Attention: A. Jeffery Bird, Esq. and Darius Hartwell, Esq.

or, as to each party, at such other address as shall be designated by such party in a written notice to the other parties complying as to delivery with the terms of this Section 6.3.  All such notices and other communications shall be effective (i) if sent by registered mail, return receipt requested, when received or 3 Business Days after mailing, whichever first occurs, (ii) if telecopied, when transmitted and a confirmation is received, provided the same is on a Business Day and, if not, on the next Business Day or (iii) if delivered by messenger or overnight courier, upon delivery, provided the same is on a Business Day and, if not, on the next Business Day.

6.4 Counterparts.  This Agreement may be executed by the parties hereto in several counterparts, and each such counterpart shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

6.5 GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE.  THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA.  EACH OF THE PARTIES HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, NEW YORK SHALL HAVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG THE PARTIES HERETO PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT; PROVIDED THAT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT OF COMPETENT JURISDICTION LOCATED OUTSIDE OF NEW YORK COUNTY, NEW YORK.  EACH OF THE PARTIES HERETO EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY

SUCH COURT, AND EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS.

6.6 MUTUAL WAIVER OF JURY TRIAL.  THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN THE PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR THE TRANSACTIONS RELATED THERETO.

6.7 Amendments.  No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Person from the terms hereof, shall in any event be effective unless it is in writing and signed by each Agent.  In no event shall the consent of any Obligor be required in connection with any amendment or other modification of this Agreement, unless such amendment or other modification imposes any additional obligations or changes any existing obligations of such Obligor under this Agreement.

6.8 No Waiver.  No failure or delay on the part of any Secured Creditor in exercising any power or right under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right.

6.9 Severability.  Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provisions in any other jurisdiction.

6.10 Further Assurances.  Each party hereto agrees to cooperate fully with each other party hereto to effectuate the intent and provisions of this Agreement and, from time to time, to execute and deliver any and all other agreements, documents or instruments, and to take such other actions, as may be reasonably necessary or desirable to effectuate the intent and provisions of this Agreement.

6.11 Headings.  The section headings contained in this Agreement are and shall be without meaning or content whatsoever and are not part of this Agreement.

6.12 Lien Priority Provisions.  This Agreement and the rights and benefits hereunder shall inure solely to the benefit of the Collateral Agent, the First Lien Trustee, the First Lien Creditors, the Second Lien Trustee, the Second Lien Creditors, the Credit Agreement Agent and the Third Lien Creditors and their respective successors and permitted assigns and no other Person (including the Obligors or any trustee, receiver, debtor in possession or bankruptcy estate in a bankruptcy or like proceeding) shall have or be entitled to assert rights or benefits hereunder.  Nothing contained in this Agreement is intended to or shall impair the obligation of any Obligor to pay the Obligations as and when the same shall become due and payable in accordance with their respective terms, or to affect the relative rights of the creditors of any Obligor, other than the rights of the First Lien Trustee, the First Lien Creditors, the Second Lien Trustee, the Second Lien Creditors, the Credit Agreement Agent and the Third Lien Creditors as between themselves with respect to the Collateral and the other matters expressly set forth herein.  Without intending the limit the scope of the preceding sentence, each of the parties hereto agree that, except as expressly set forth herein with respect to the Collateral, nothing in this Agreement is intended to apply to, limit or otherwise affect any rights or remedies of the Third Lien Creditors under the Third Lien Documents or applicable law with respect to the Third Lien Obligations or the Credit Agreement Separate Collateral.

6.13 Credit Analysis.  The Secured Creditors shall each be responsible for keeping themselves informed of (a) the financial condition of the Obligors and all other all endorsers, obligors and/or guarantors of the  Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Obligations.  Except as expressly set forth in Section 3.2, no Secured Creditor shall have any duty or obligation to advise any other Secured Creditor of information known to it regarding such condition or any such other circumstances.  No Secured Creditor assumes any liability to any other Secured Creditor or to any other Person with respect to:  (i) the financial or other condition of Obligors, (ii) the enforceability, validity, value or collectibility of the Obligations, any Collateral therefor or any guarantee or security which may have been granted in connection with any of the Obligations or (iii) any Obligor’s title or right to transfer any Collateral or security.

6.14 Waiver of Claims.  To the maximum extent permitted by law, each party hereto waives any claim it might have against any Secured Creditor with respect to, or arising out of, any action or failure to act or any error of judgment or negligence, mistake or oversight whatsoever on the part of any other party hereto or their respective directors, officers, employees or agents with respect to any exercise of rights or remedies relating to the Collateral in accordance with this Agreement.  None of the Secured Creditors, nor any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or, except as specifically provided herein, shall be under any obligation to Dispose of any Collateral upon the request of any Obligor or any Secured Creditor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

6.15 Conflicts.  In the event of any conflict between the provisions of this Agreement and the provisions of the Documents (other than Section 7.16 of the First Lien Indenture and Section 7.16 of the Second Lien Indenture), the provisions of this Agreement shall govern.

6.16 Specific Performance.  Each Representative may demand specific performance of this Agreement and, on behalf of itself and the respective other Secured Creditors, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action which may be brought by the respective Secured Creditors.

6.17 Subrogation.  The Second Lien Trustee, the Second Lien Creditors, the Credit Agreement Agent and the Third Lien Creditors hereby agree that until the First Lien Termination Date has occurred they will not assert any rights of subrogation it or they may acquire as a result of any payment hereunder; provided that as between the Obligors, on the one hand, and the

Second Lien Creditors or the Third Lien Creditors (as applicable), on the other hand, any such payment otherwise payable to the Second Lien Creditors or Third Lien Creditors that is paid over to the First Lien Trustee (or the Collateral Agent on its behalf) pursuant to this Agreement shall be deemed not to reduce any of the First Lien Obligations.  The Credit Agreement Agent and the Third Lien Creditors hereby further agree that until the Second Lien Termination Date has occurred they will not assert any rights of subrogation it or they may acquire as a result of any payment hereunder; provided that as between the Obligors, on the one hand, and the Third Lien Creditors, on the other hand, any such payment otherwise payable to Third Lien Creditors that is paid over to the Second Lien Trustee (or the Collateral Agent on its behalf) pursuant to this Agreement shall be deemed not to reduce any of the Second Lien Obligations.

6.18 Entire Agreement.  This Agreement and the Documents embody the entire agreement of the Obligors, the Collateral Agent, , the First Lien Trustee, the First Lien Creditors, the Second Lien Trustee, the Second Lien Creditors, the Credit Agreement Agent and the Third Lien Creditors with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings relating to the subject matter hereof and thereof and any draft agreements, negotiations and/or discussions involving any Obligor and any of the Collateral Agent, the First Lien Trustee, the First Lien Creditors, the Second Lien Trustee, the Second Lien Creditors, the Credit Agreement Agent and the Third Lien Creditors relating to the subject matter hereof.

6.19 Credit Agreement Agent Authority Subject to Credit Agreement.  U.S. Bank  National Association has been appointed the Credit Agreement Agent hereunder pursuant to Article VIII of the Credit  Agreement.  Notwithstanding anything to the contrary herein, it is expressly understood and agreed by the parties to this Agreement that any authority conferred upon the Credit Agreement Agent hereunder is subject to the terms of the delegation of authority made by the Credit Agreement Lenders to the Credit Agreement Agent pursuant to the Credit Agreement and that the Credit Agreement Agent has agreed to act (and any successor Credit Agreement Agent shall act) as such hereunder only on the express conditions and protections contained in the Credit Agreement (including, without limitation, Section 8.03 thereof).  Any successor Credit Agreement Agent appointed in accordance with Section 8.07 of the Credit Agreement shall be entitled to all the rights, interests and benefits of the Credit Agreement Agent hereunder.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

FIRST LIEN TRUSTEE:

WILMINGTON TRUST, NATIONAL ASSOCIATION
as First Lien Trustee
By:	/s/
Name:
Title:

SECOND LIEN TRUSTEE:

LAW DEBENTURE TRUST COMPANY OF NEW YORK
as Second Lien Trustee
By:	/s/
Name:
Title:

CREDIT AGREEMENT AGENT:

U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Credit Agreement Agent

By:	/s/
Name:
Title:

COLLATERAL AGENT:

WILMINGTON TRUST, NATIONAL ASSOCIATION
as Collateral Agent
By:	/s/
Name:
Title:

[SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]

Each of the undersigned hereby acknowledges and agrees to the foregoing terms and provisions.

OBLIGORS:

WMI HOLDINGS CORP.

By:	/s/
Name:
Title:

[SIGNATURE PAGE TO INTERCREDITOR AGREEMENT]